UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 15, 2005, Marathon issued a press release announcing that the Hurricane Ivan-damaged Petronius platform in the Gulf of Mexico has resumed production.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: March 15, 2005	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller